UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(AMENDMENT NO. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: (Date of earliest event reported) July 20, 2006
PROSPECT ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

United States	333-114552	43-2048643

(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

10 East 40th Street, Suite 4400, New York, New York	10016

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 448-0702
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
SIGNATURES

EXPLANATORY NOTE
     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed July 20, 2006, solely to correct an inadvertent error in the designation of the Item under which it is filed.
     ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     William J. Gremp joins Prospect Energy Corporation’s Board of Directors.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT ENERGY CORPORATION
Date: August 2, 2006	By:	/s/ John F. Barry III
		Name:	John F. Barry III
		Title:	Chief Executive Officer